IVY FUNDS

Supplement dated July 12, 2006
to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005, November 29, 2005, February 13, 2006,
February 17, 2006, March 22, 2006, March 31, 2006, May 2, 2006 and June 12, 2006

The following information supplements the disclosure regarding the management of Ivy Large Cap Growth Fund in the Section entitled "Portfolio Management":

Ivy Large Cap Growth Fund: Philip J. Sanders has been appointed co-manager, and together with Daniel P. Becker, is now primarily responsible for the day-to-day management of Ivy Large Cap Growth Fund.

Philip J. Sanders has held his Fund responsibilities since June 2006. He is Senior Vice President of WRIMCO and IICO, and Vice President of, and a portfolio manager for, W&R Target Funds, Inc. Growth Portfolio, for which WRIMCO serves as investment manager, and an employee of WRIMCO, since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.